                                                                     EXHIBIT 1.1

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended August 1, 2001

                      Initial        Beginning          Base         Additional        Total          Ending          Ending
                     Principal       Principal        Principal       Principal       Principal      Principal     Certificate
    Class             Balance         Balance       Distribution    Distribution    Distribution      Balance         Factor
-------------     --------------   -------------   --------------  --------------  --------------  -------------   ------------
Class A-1          32,998,000.00               -                -               -               -              -      0.0000000
Class A-2          85,479,000.00               -                -               -               -              -      0.0000000
Class A-3          51,527,000.00               -                -               -               -              -      0.0000000
Class A-4          38,238,000.00   30,706,992.30     2,351,187.25       50,260.40    2,401,447.65  28,305,544.65      0.7402465
                  --------------   -------------   --------------  --------------  --------------  -------------   ------------
Total Class A     208,242,000.00   30,706,992.30     2,351,187.25       50,260.40    2,401,447.65  28,305,544.65      0.1359262

Class B-1           4,527,000.00      664,779.57        51,112.77        1,092.62       52,205.38     612,574.19      0.1353157
Class B-2           4,527,000.00      664,779.57        51,112.77        1,092.62       52,205.38     612,574.19      0.1353157
Class B-3           4,527,000.00      664,779.57        51,112.77        1,092.62       52,205.38     612,574.19      0.1353157
                  --------------   -------------   --------------  --------------  --------------  -------------
Total             221,823,000.00   32,701,331.01     2,504,525.55       53,538.25    2,558,063.80  30,143,267.21



                                                                ADCPB at end of Collection Period  33,413,290.74
                                                                                                   -------------
                                                   Excess of ending ADCP over ending note balance   3,270,023.53
                                                                                            Floor   4,527,025.86
                                                                                                   -------------
                                                                                       Difference  (1,257,002.33)     53,538.25

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended August 1, 2001

Available Funds
     Collection Account balance, as of July 31, 2001                                     1,434,416.96
     Transfer payments due Collection Account from other Bankers Trust Accounts                     -
     Investment earnings on amounts in Collection Account                                    3,661.59
     Payments due Collection Account from last 3 business days of Collection Period        610,719.05
     Additional contribution for terminated trade-ups and rebooked leases                           -
     Servicer Advance on current Determination Date                                      1,185,236.96
                                                                                         ------------
     Available Funds on Payment Date                                                     3,234,034.56

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
                                                                                         ------------
Remaining Available Funds                                                                3,234,034.56

Indemnity Payments paid inadvertantly deposited in Collection Account                               -
                                                                                         ------------
Remaining Available Funds                                                                3,234,034.56

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                    482,448.97
     Unreimbursed Servicer Advances paid                                                   482,448.97
                                                                                         ------------
     Unreimbursed Servicer Advances remaining unpaid                                                -
                                                                                         ------------
Remaining Available Funds                                                                2,751,585.59

Servicer Fees
     Servicer Fees due                                                                      14,987.05
     Servicer Fees paid                                                                     14,987.05
                                                                                         ------------
     Servicer Fees remaining unpaid                                                                 -
                                                                                         ------------
Remaining Available Funds                                                                2,736,598.54

Servicer Charges inadvertantly deposited in Collection Account                                      -
                                                                                         ------------
Remaining Available Funds                                                                2,736,598.54

Back-up Servicer Fees

     Back-up Servicer Fees due                                                                 599.48
     Back-up Servicer Fees paid                                                                599.48
                                                                                         ------------
     Back-up Servicer Fees remaining unpaid                                                         -
                                                                                         ------------
Remaining Available Funds                                                                2,735,999.05

Premium Amount
     Premium Amount due                                                                      3,582.48
     Premium Amount paid                                                                     3,582.48
                                                                                         ------------
     Premium Amount remaining unpaid                                                                -
                                                                                         ------------
Remaining Available Funds                                                                2,732,416.57

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                 291.67
     Indenture Trustee Fee paid                                                                291.67
                                                                                         ------------
     Indenture Trustee Fee remaining unpaid                                                         -
                                                                                         ------------
Remaining Available Funds                                                                2,732,124.90

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                         ------------
     Total Indenture Trustee Expenses paid                                                          -
                                                                                         ------------
     Indenture Trustee Expenses unpaid                                                              -
Remaining Available Funds                                                                2,732,124.90

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended August 1, 2001

     Class A-1 Note Interest                                                              -
     Class A-2 Note Interest                                                              -
     Class A-3 Note Interest                                                              -
     Class A-4 Note Interest                                                     162,491.17
                                                                              -------------
     Total Class A Interest due                                                  162,491.17
                                                                              -------------
Remaining Available Funds                                                      2,569,633.73

Class B-1 Note Interest
     Class B-1 Note Interest due                                                   3,814.17
     Class B-1 Note Interest paid                                                  3,814.17
                                                                              -------------
     Class B-1 Note Interest remaining unpaid                                             -
                                                                              -------------
Remaining Available Funds                                                      2,565,819.56

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                   304.69
     Letter of Credit Bank Fee paid                                                  304.69
                                                                              -------------
     Letter of Credit Bank Fee remaining unpaid                                           -
                                                                              -------------
Remaining Available Funds                                                      2,565,514.87

Class B-2 Note Interest
     Class B-2 Note Interest due                                                   3,573.19
     Class B-2 Note Interest paid                                                  3,573.19
                                                                              -------------
     Class B-2 Note Interest remaining unpaid                                             -
                                                                              -------------
Remaining Available Funds                                                      2,561,941.68

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                            2,351,187.25
     Class A Note Principal Balance as of preceding Payment Date              30,706,992.30
                                                                              -------------
     Class A Base Principal Distribution Amount paid                           2,351,187.25
                                                                              -------------
     Class A Base Principal Distribution Amount remaining unpaid                          -

     Class A-1 Note Principal Balance as of preceding Payment Date                        -
     Class A-1 Base Principal Distribution Amount paid                                    -
                                                                              -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                  -
                                                                              -------------

     Remaining Class A Base Principal Distribution Amount                      2,351,187.25
                                                                              -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                        -
     Class A-2 Base Principal Distribution Amount paid                                    -
                                                                              -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                  -

     Remaining Class A Base Principal Distribution Amount                      2,351,187.25
                                                                              -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                        -
     Class A-3 Base Principal Distribution Amount paid                                    -
                                                                              -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                  -

     Remaining Class A Base Principal Distribution Amount                      2,351,187.25
                                                                              -------------

     Class A-4 Note Principal Balance as of preceding Payment Date            30,706,992.30
     Class A-4 Base Principal Distribution Amount paid                         2,351,187.25
                                                                              -------------
     Class A-4 Note Principal Balance after distribution on Payment Date      28,355,805.05

Remaining Available Funds                                                        210,754.43

Note Insurer Reimbursement Amount

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended August 1, 2001

     Note Insuer Reimbursement Amount due                                                -
     Note Insuer Reimbursement Amount paid                                               -
                                                                                ----------
     Note Insuer Reimbursement Amount remaining unpaid                                   -
Remaining Available Funds                                                       210,754.43

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date              664,779.57
     Class B-1 Base Principal Distribution due                                   51,112.77
     Class B-1 Base Principal Distribution paid                                  51,112.77
                                                                                ----------
     Class B-1 Base Principal Distribution remaining unpaid                              -
     Class B-1 Note Principal Balance after distribution on Payment Date        613,666.80
Remaining Available Funds                                                       159,641.66

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date              664,779.57
     Class B-2 Base Principal Distribution due                                   51,112.77
     Class B-2 Base Principal Distribution paid                                  51,112.77
                                                                                ----------
     Class B-2 Base Principal Distribution remaining unpaid                              -
     Class B-2 Note Principal Balance after distribution on Payment Date        613,666.80
Remaining Available Funds                                                       108,528.90

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                           -
     Letter of Credit Reimbursement Amount paid                                          -
                                                                                ----------
     Letter of Credit Reimbursement Amount remaining unpaid                              -
Remaining Available Funds                                                       108,528.90

Class B-3 Note Interest
     Class B-3 Note Interest due                                                  3,877.88
     Class B-3 Note Interest paid                                                 3,877.88
                                                                                ----------
     Class B-3 Note Interest remaining unpaid                                            -
                                                                                ----------
Remaining Available Funds                                                       104,651.02

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date              664,779.57
     Class B-3 Base Principal Distribution due                                   51,112.77
     Class B-3 Base Principal Distribution paid                                  51,112.77
                                                                                ----------
     Class B-3 Base Principal Distribution remaining unpaid                              -
     Class B-3 Note Principal Balance after distribution on Payment Date        613,666.80
Remaining Available Funds                                                        53,538.25

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         -
     Remaining Indenture Trustee Expenses paid                                           -
                                                                                ----------
     Remaining Indenture Trustee Expenses unpaid                                         -
Remaining Available Funds                                                        53,538.25

Additional Letter of Credit Reimbursement Amount

     Additional Letter of Credit Reimbursement Amount due                                -
     Additional Letter of Credit Reimbursement Amount paid                               -
                                                                                ----------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                   -
Remaining Available Funds                                                        53,538.25

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                            -
     Other Amounts Due Servicer under Servicing Agreement paid                           -
                                                                                ----------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               -

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended August 1, 2001

Remaining Available Funds                                                             53,538.25

Difference between excess of ADCPB over Ending Note Balances and Floor             1,310,540.58

Amount Payable to Residual Holder                                                             -
Remaining Available Funds to Note Holders                                             53,538.25

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                        53,538.25
     Adjusted Principal Distribution Sharing Ratio                                       93.878%
                                                                                  -------------
     Additional Principal Distribution to Class A                                     50,260.40

     Class A Note Principal Balance after payment above                           28,355,805.05
                                                                                  -------------
     Class A additional Principal Distribution Amount paid                            50,260.40
                                                                                  -------------
     Excess cash after payment of additional Class A Principal Distribution                   -

     Class A-1 Note Principal Balance after payment above                                     -
     Class A-1 additional Principal Distribution Amount paid                                  -
                                                                                  -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                      -
                                                                                  -------------

     Remaining Class A additional Principal Distribution Amount                       50,260.40
                                                                                  -------------

     Class A-2 Note Principal Balance after payment above                                     -
     Class A-2 additional Principal Distribution Amount paid                                  -
                                                                                  -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                      -

     Remaining Class A additional Principal Distribution Amount                       50,260.40
                                                                                  -------------

     Class A-3 Note Principal Balance after payment above                                     -
     Class A-3 additional Principal Distribution Amount paid                                  -
                                                                                  -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                      -

     Remaining Class A additional Principal Distribution Amount                       50,260.40
                                                                                  -------------

     Class A-4 Note Principal Balance after payment above                         28,355,805.05
     Class A-4 additional Principal Distribution Amount paid                          50,260.40
                                                                                  -------------
     Class A-4 Note Principal Balance after distribution on Payment Date          28,305,544.65

Class B-1 Additional Principal Distribution

     Remaining Available Funds to Note Holders                                        53,538.25
     Adjusted Principal Distribution Sharing Ratio                                        2.041%
                                                                                  -------------
     Additional Principal Distribution to Class B-1                                    1,092.62

     Class B-1 Note Principal Balance after payment above                            613,666.80
     Class B-1 additional Principal Distribution paid                                  1,092.62
                                                                                  -------------
     Class B-1 Note Principal Balance after distribution on Payment Date             612,574.19

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                        53,538.25
     Adjusted Principal Distribution Sharing Ratio                                        2.041%
                                                                                  -------------
     Additional Principal Distribution to Class B-2                                    1,092.62

     Class B-2 Note Principal Balance after payment above                            613,666.80
     Class B-2 additional Principal Distribution paid                                  1,092.62
                                                                                  -------------
     Class B-2 Note Principal Balance after distribution on Payment Date             612,574.19

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended August 1, 2001

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                  53,538.25
     Adjusted Principal Distribution Sharing Ratio                                  2.041%
                                                                               ----------
     Additional Principal Distribution to Class B-3                              1,092.62

     Class B-3 Note Principal Balance after payment above                      613,666.80
     Class B-3 additional Principal Distribution paid                            1,092.62
                                                                               ----------
     Class B-3 Note Principal Balance after distribution on Payment Date       612,574.19

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended August 1, 2001

Calculation of Base Principal Amount
    ADCPB, beginning of Collection Period                                                35,968,929.05
    ADCPB, end of Collection Period                                                      33,413,290.74
                                                                                         -------------
    Base Principal Amount                                                                 2,555,638.32

Unreimbursed Servicing Advances
    Unreimbursed Servicing Advances from previous Collection Period                       1,260,942.56
    Servicing Advances collected during the current Collection Period                       778,493.59
                                                                                         -------------
    Unreimbursed Servicing Advances as of current Determination Date                        482,448.97

Calculation of Interest Due

                      Beginning                           Current                            Total
                      Principal         Interest          Interest          Overdue        Interest
      Class            Balance            Rate              Due            Interest          Due
    ---------       --------------   --------------    ------------    -------------    -------------
    Class A-1                   --           5.7325%             --               --               --
    Class A-2                   --           6.3500%             --               --               --
    Class A-3                   --           6.3500%             --               --               --
    Class A-4        30,706,992.30           6.3500%     162,491.17               --       162,491.17
    Class B-1           664,779.57           6.8850%       3,814.17               --         3,814.17
    Class B-2           664,779.57           6.4500%       3,573.19               --         3,573.19
    Class B-3           664,779.57           7.0000%       3,877.88               --         3,877.88
                     -------------                     ------------    -------------    -------------
                     32,701,331.01           6.3761%     173,756.41               --       173,756.41


Calculation of Principal Due

                         Base              Base                            Total
                      Principal         Principal         Overdue        Principal
      Class           Amount Pct.         Amount        Principal           Due
    ---------       --------------   --------------    ------------    --------------
    Class A                   92.0%    2,351,187.25                -     2,351,187.25
    Class B-1                  2.0%       51,112.77                -        51,112.77
    Class B-2                  2.0%       51,112.77                -        51,112.77
    Class B-3                  2.0%       51,112.77                -        51,112.77
                                       ------------     ------------     ------------
                                       2,504,525.55                -     2,504,525.55

Calculation of Servicer Fee
    ADCPB as of the prior Calculation Date                                              35,968,929.05
    Servicer Fee Rate                                                                           0.500%
    One-twelfth                                                                                  1/12
                                                                                        -------------
    Servicer Fee due current period                                                         14,987.05
    Prior Servicer Fee arrearage                                                                    -
                                                                                        -------------
    Servicer Fee due                                                                        14,987.05

Calculation of Back-up Servicer Fee
    ADCPB as of the prior Calculation Date                                              35,968,929.05
    Back-up Servicer Fee Rate                                                                   0.020%
    One-twelfth                                                                                  1/12
                                                                                        -------------
    Back-up Servicer Fee due Current Period                                                    599.48
    less overpayment from prior period                                                              -
    Prior Back-up Servicer Fee Arrearage                                                            -
                                                                                        -------------
    Back-up Servicer Fee due                                                                   599.48

Calculation of Premium Amount

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended August 1, 2001

      Class A Principal Amount as of the immediately preceding Collection Period                          30,706,992.30
      Premium Rate                                                                                                0.140%
      One-twelfth                                                                                                  1/12
                                                                                                          -------------
      Premium Amount due Current Period                                                                        3,582.48
      Prior Premium Amount arrearage                                                                                  -
                                                                                                          -------------
      Total Premium Amount due                                                                                 3,582.48

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                                   291.67
      Prior Indenture Trustee Fee arrearage                                                                           -
                                                                                                          -------------
      Total Indenture Trustee Fee due                                                                            291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)                        664,779.57
      Letter of Credit Bank Fee Rate                                                                               0.55%
      One-twelfth                                                                                                  1/12
                                                                                                          -------------
      Letter of Credit Bank Fee due Current Period                                                               304.69
      Letter of Credit Bank Fee arrearage                                                                             -
                                                                                                          -------------
      Total Letter of Credit Bank Fee arrearage due                                                              304.69

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                                        -
      Prior Letter of Credit Reimbursement Amount arrearage                                                           -
                                                                                                          -------------
      Total Letter of Credit Reimbursement Amount due                                                                 -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                                  -
      Prior Indenture Trustee Expenses arrearage                                                                      -
                                                                                                          -------------
      Total Indenture Trustee Expenses due                                                                            -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                             -
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                                -
                                                                                                          -------------
      Total Additional Letter of Credit Reimbursement Amount due                                                      -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                                           -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                          -
                                                                                                          -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                                      -

Floor Calculation
      Initial ADCPB                                                                                      226,351,292.85
      Floor percent                                                                                                2.00%
                                                                                                          -------------
      Floor                                                                                                4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                          33,413,290.74

      Aggregate Note Balances prior to any payment on current Payment Date                                32,701,331.01
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                              2,351,187.25
      Class B-1                                                                                               51,112.77

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended August 1, 2001

    Class B-2                                                                  51,112.77
    Class B-3                                                                  51,112.77
                                                                           -------------
    Total Base Principal Amount distributions on current payment date       2,504,525.55
                                                                           -------------
    Aggregate Note Balance after payment of Base Principal Amount          30,196,805.46
                                                                           -------------
    Excess of ADCPB over Ending Note Balances                               3,216,485.28

    Difference between excess and floor                                     1,310,540.58

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended August 1, 2001


Restricting Event Determination:
                                                                                                                  Yes/No
                                                                                                                  ------
   A) Event of Servicer Termination (Yes/No)                                                                        No
   B) Note Insuer has Made a Payment (Yes/No)                                                                       No
   C) Gross Charge Off Event has Occurred (Yes/No)                                                              0   No
   D) Delinquency Trigger Event has Occurred (Yes/No)                                                               No

Events of Default: Section 8.01 of Indenture

                                                                                                                  Yes/No
                                                                                                                  ------
   A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be
   made under the terms of such Notes or the Indenture when due; and,                                               No

   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
   Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
   the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class
   B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
   A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may
   be.                                                                                                              No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

    Section                                       Event                                                           Yes/No
   ----------    -----------------------------------------------------------------------------------              ------
   6.01(i)       Failure to make payment requried                                                                   No
   6.01(ii)      Failure to submit Monthly Statement                                                                No
   6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                                No
   6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                      No
   6.01(v)       Servicer files a voluntary petition for bankruptcy                                                 No
   6.01(vi)      Order of judgement in excess of $500,000                                                           No
   6.01(vii)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                           No
   6.01(viii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                          No
   6.01(ix)      Servicer Trigger Event as contained in the Insurance Agreement has occurred.                       No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended August 1, 2001

Gross Charge Event Calculation:
                                                                                                                   Result
                                                                                                               ----------------
     Gross Charge Off Ratio Current Period                                                                                0.05%
     Gross Charge Off Ratio Prior Period                                                                                 -0.26%
     Gross Charge Off Ratio Second Prior Period                                                                          -1.33%
                                                                                                                       -------
     Average of Gross Charge Off Ratio for Three Periods                                                                 -0.51%
     Maximum Allowed                                                                                                      2.50%
                                              0

     Gross Charge Off Ratio:
     -----------------------

                                  ADCPB of                                                               Gross Charge Off Ratio
                               All Defaulted         Less                                                      Charge Offs/
                                 Contracts        Recoveries        Charge Offs          ADCPB                    ADCPB
                               -------------     ------------      -------------     -------------       ----------------------
     Current Period               115,400.12       114,076.40           1,323.72     33,413,290.74                        0.05%
     Prior Period                  55,389.38        63,256.65          -7,867.27     35,968,929.05                       -0.26%
     Second Prior Period          274,740.09       317,411.45         -42,671.36     38,539,718.39                       -1.33%

Delinquency Event Calculation:
                                                                                                                   Results
                                                                                                               ----------------
     Delinquency Trigger Ratio Current Period                                                                             4.43%
     Delinquency Trigger Ratio Prior Period                                                                               3.25%
     Delinquency Trigger Ratio Second Prior Period                                                                        3.13%
                                                                                                                      --------
     Average of Delinquency Trigger Ratios                                                                                3.60%
     Maximum Allowed                                                                                                      7.50%

     Delinquency Trigger Ratio:
     --------------------------

                                     A                    B                    A/B
                                     -                    -                    ---
                                 ADCPB of              ADCPB of
                            Contract * 30 Days       All Contracts     Delinquency Trigger
                                 Past Due           As of Month-End           Ratio:
                            ------------------     -----------------   -------------------
     Current Period               1,480,987.24        33,413,290.74                  4.43%
     Prior Period                 1,167,654.69        35,968,929.05                  3.25%
     Second Prior Period          1,224,905.36        39,176,417.73                  3.13%

                                    ADCPB          Delinquency Ratio
                            -------------------    -----------------

     Current                         31,932,303               95.57%
     31-60 Days Past Due                825,250                2.47%
     61-90 Days Past Due                211,706                0.63%
     91+ Days Past Due                  444,031                1.33%
                                     ----------              ------
     TOTAL                           33,413,291              100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                                   226,351,292.85
     Maximum Substitution (10% of Initial)                                                                       22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                                     3,197,626.96
     Current month ADCPB Substituted                                                                                         -
                                                                                                               ---------------
     Cumulative ADCPB Substituted                                                                                 3,197,626.96

* greater than

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